Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated March 1, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Reports to Shareholders of Forward Emerging Markets Fund, Forward International Dividend Fund (formerly known as Forward International Equity Fund), Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund, Forward Real Estate Fund, Forward Small Cap Equity Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

San Francisco, California

April 28, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated March 1, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Report to Shareholders of Forward Large Cap Growth Fund (formerly known as Accessor Growth Fund), Forward Large Cap Value Fund (formerly known as Accessor Value Fund), Forward Small to Mid Cap Fund (formerly known as Accessor Small to Mid Cap Fund), Forward International Equity Fund (formerly known as Accessor International Equity Fund), Forward Frontier Markets Fund (formerly known as Accessor Frontier Markets Fund), Forward Strategic Alternatives Fund (formerly known as Accessor Strategic Alternatives Fund), Forward High Yield Bond Fund (formerly known as Accessor High Yield Bond Fund), Forward Investment Grade Fixed-Income Fund (formerly known as Accessor Investment Grade Fixed-Income Fund), Forward Mortgage Securities Fund (formerly known as Accessor Mortgage Securities Fund), Forward U.S. Government Money Fund (formerly known as Accessor U.S. Government Money Fund), Forward Aggressive Growth Allocation Fund (formerly known as Accessor Aggressive Growth Allocation Fund), Forward Growth Allocation Fund (formerly known as Accessor Growth Allocation Fund), Forward Growth & Income Allocation Income Fund (formerly known as Accessor Growth & Income Allocation Fund), Forward Balanced Allocation Fund (formerly known as Accessor Balanced Allocation Fund), Forward Income & Growth Allocation Fund (formerly known as Accessor Income & Growth Allocation Fund), and Forward Income Allocation Fund (formerly known as Accessor Income Allocation Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 28, 2010